Exhibit 10.1


                       AMENDMENT NO. 1 TO JANUARY 1, 2005
                              EMPLOYMENT AGREEMENT

         AMENDMENT (this "Amendment") is by and between Alamosa Holdings, Inc., a Delaware corporation ("Alamosa"), and David Sharbutt (the "Employee"). This Amendment amends the Employment Agreement by and between Alamosa and the Employee that was made and entered into as of January 1, 2005 (the "Employment Agreement") and shall be effective as of January 1, 2006.

         1. The Employment Agreement is hereby amended by increasing the Base Salary as set forth in Section 3 from $425,000 to $600,000.

         2. The Employment Agreement is hereby amended by increasing the Annual Bonus target as set forth in Section 4 from $340,000 to $562,500.

         3. The Employment Agreement is hereby amended by deleting the option grant described in Section 6 (a) for 2006 in the amount of 64,000 options and by deleting the option grant described in Section 6 (a) for 2007 in the amount of 51,200. Employee will not be eligible for these grants.

         4. The Employment Agreement is hereby amended by (1) increasing the restricted stock grant amount described in Section 6 (d) for 2006 from 40,000 to 80,000 shares and (2) changing the restricted stock grant amount described in Section 6 (d) for 2007 such that the number of restricted shares to be granted shall be determined by dividing the product of (A) 80,000 and the per share fair market value (as defined in the LTIP) of the Company's common stock on January 1, 2006, by (b) the per share fair market value (as defined in the LTIP) of the Company's common stock on January 1, 2007.

         5. Except as modified by this Amendment, the Agreement is hereby confirmed in all respects.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment effective as of January 1, 2006.

                                          ALAMOSA HOLDINGS, INC.


                                          By:
                                             ------------------------------
                                             Kendall Cowan, CFO

                                          EMPLOYEE

                                          --------------------------------
                                          David Sharbutt


Dated this 8th day of November, 2005.